AMENDED AND
RESTATED BY-LAWS
of
SPDR? Index Shares Funds
f/k/a streetTRACKS?  Index
Shares Funds

ARTICLE I
Definitions

All words and terms capitalized
in these By-Laws shall have the
meaning or meanings set forth
for such words or terms in the
Declaration of Trust of the
SPDR? Index Shares Funds
f/k/a streetTRACKS? Index
Shares Funds (formerly Fresco
Index Shares Funds), dated
February 13, 2002, as amended
on July 1, 2004, and as may be
further amended from time to
time.

ARTICLE II
Offices

Section 2.1.	Principal Office.
 Until changed by the Trustees,
the principal office of the trust
shall be located in Boston,
Massachusetts.

Section 2.2.	Other Offices.
In addition to its principal
office, the Trust may have an
office or offices at such other
places within and without the
Commonwealth of
Massachusetts as the Trustees
may from time to time
designate or the business of the
Trust may require.

ARTICLE III
Shareholders' Meetings

Section 3.1.	Place of
Meetings.   Meetings of
Shareholders shall be held at
such place, within or without
the Commonwealth of
Massachusetts, as may be
designated from time to time
by the Trustees.

Section 3.2.	Meetings.
Meetings of Shareholders of
the Trust shall be held
whenever called by the
Trustees or the President of the
Trust and whenever election of
a Trustee or Trustees by
Shareholders is required by the
provisions of Section 16(a) of
the 1940 Act, for that purpose.
Meetings of Shareholders shall
also be called by the Secretary
upon the written request of the
holders of Shares entitled to
vote not less than twenty-five
percent (25%) of all the votes
entitled to be cast at such
meeting except to the extent
otherwise required by Section
16(c) of the 1940 Act, as is
made applicable to the Trust by
the provisions of Section 2.3 of
the Declaration.  Such request
shall state the purpose or
purposes of such meeting and
the matters proposed to be
acted on thereat.  The Secretary
shall inform such Shareholders
of the reasonable estimated
cost of preparing and mailing
such notice of the meeting, and
upon payment to the Trust of
such costs, the Secretary shall
give notice stating the purpose
or purposes of the meeting to
all entitled to vote at such
meeting.  No meeting need be
called upon the request of the
holders of Shares entitled to
cast less than a majority of all
votes entitled to be cast at such
meeting, to consider any matter
which is substantially the same
as a matter voted upon at any
meeting of Shareholders held
during the preceding twelve
months.

Section 3.3.	Notice of
Meetings.	Written or
printed notice of each
Shareholders' meeting stating
the place, date, and purpose or
purposes thereof, shall be given
by the Secretary not less than
ten (10) nor more than ninety
(90) days before such meeting
to each Shareholder entitled to
vote at such meeting.  Such
notice shall be deemed to be
given when deposited in the
United States mail, postage
prepaid, directed to the
Shareholder at his or her
address as it appears on the
records of the Trust.

Section 3.4.	Quorum and
Adjournment of Meetings.
Except as otherwise provided
by law, by the Declaration or
by these By-Laws, at all
meetings of Shareholders, the
holders of a majority of the
Shares issued and outstanding
and entitled to vote thereat,
present in person or
represented by proxy, shall be
requisite and shall constitute a
quorum for the transaction of
business.  In the absence of a
quorum, the Shareholders
present or represented by proxy
and entitled to vote thereat
shall have the power to adjourn
the meeting from time to time.
The Shareholders present in
person or represented by proxy
at any meeting and entitled to
vote thereat also shall have the
power to adjourn the meeting
from time to time if the vote
required to approve or reject
any proposal described in the
original notice of such meeting
is not obtained (with proxies
being voted for or against
adjournment consistent with
the votes for and against the
proposal for which the required
vote has not been obtained).
The affirmative vote of the
holders of a majority of the
Shares then present in person
or represented by proxy shall
be required to adjourn any
meeting.  Any adjourned
meeting may be reconvened
without further notice or
change in record date.  At any
reconvened meeting at which a
quorum shall be present, any
business may be transacted that
might have been transacted at
the meeting as originally
called.

Section 3.5.	Voting Rights,
Proxies.   At each meeting of
Shareholders, each holder of
record of Shares entitled to
vote thereat shall be entitled to
one vote in person or by proxy,
executed in writing by the
Shareholder or his or her duly
authorized attorney-in-fact, for
each Share of beneficial
interest of the Trust and for the
fractional portion of one vote
for each fractional Share
entitled to vote so registered in
his or her name on the records
of the Trust on the date fixed as
the record date for the
determination of Shareholders
entitled to vote at such
meeting.  No proxy shall be
valid after eleven months from
its date, unless otherwise
provided in the proxy.  At all
meetings of Shareholders,
unless the voting is conducted
by inspectors, all questions
relating to the qualification of
voters and the validity of
proxies and the acceptance or
rejection of votes shall be
decided by the chairman of the
meeting.  Pursuant to a
resolution of a majority of the
Trustees, proxies may be
solicited in the name of one or
more Trustees or Officers of
the Trust.

Section 3.6.	Vote Required.
Except as otherwise provided
by law, by the Declaration, or
by these By-Laws, at each
meeting of Shareholders at
which a quorum is present, all
matters shall be decided by
Majority Shareholder Vote.

Section 3.7.	Inspectors of
Election.    In advance of any
meeting of Shareholders, the
Trustees may appoint
Inspectors of Election to act at
the meeting or any
adjournment thereof.  If
Inspectors of Election are not
so appointed, the chairman of
any meeting of Shareholders
may, and on the request of any
Shareholder or his or her proxy
shall, appoint Inspectors of
Election of the meeting.  In
case any person appointed as
Inspector fails to appear or
refuses to act, the vacancy may
be filled by appointment made
by the Trustees in advance of
the convening of the meeting or
at the meeting by the person
acting as chairman.  The
Inspectors of Election shall
determine the number of
Shares outstanding, the Shares
represented at the meeting, the
existence of a quorum, the
authenticity, validity and effect
of proxies, shall receive votes,
ballots or consents, shall hear
and determine all challenges
and questions in any way
arising in connection with the
right to vote, shall count and
tabulate all votes or consents,
determine the results, and do
such other acts as may be
proper to conduct the election
or vote with fairness to all
Shareholders.  On request of
the chairman of the meeting, or
of any Shareholder or his or her
proxy, the Inspectors of
Election shall make a report in
writing of any challenge or
question or matter determined
by them and shall execute a
certificate of any facts found by
them.

Section 3.8.	Inspection of
Books and Records.
Shareholders shall have such
rights and procedures of
inspection of the books and
records of the Trust as are
granted to Shareholders under
the Corporations and
Associations Law of the
Commonwealth of
Massachusetts.

Section 3.9.	Action by
Shareholders Without Meeting.
  Except as otherwise provided
by law, the provisions of these
By-Laws relating to notices
and meetings to the contrary
notwithstanding, any action
required or permitted to be
taken at any meeting of
Shareholders may be taken
without a meeting if a majority
of the Shareholders entitled to
vote upon the action consent to
the action in writing and such
consents are filed with the
records of the Trust.  Such
consent shall be treated for all
purposes as a vote taken at a
meeting of Shareholders.

Section 3.10.  Presence at
Meetings.  Presence at
meetings of Shareholders
requires physical attendance by
the Shareholder or his or her
proxy at the meeting site and
does not encompass attendance
by telephonic or other
electronic means.

ARTICLE IV
Trustees

Section 4.1. 	Meetings of the
Trustees.   The Trustees may in
their discretion provide for
regular or special meetings of
the Trustees.  Regular meetings
of the Trustees may be held at
such time and place as shall be
determined from time to time
by the Trustees without further
notice.  Special meetings of the
Trustees may be called at any
time by the Chairman and shall
be called by the President or
the Secretary upon the written
request of any two (2) Trustees.

Section 4.2.	Notice of
Special Meetings.	Written
notice of special meetings of
the Trustees, stating the place,
date and time thereof, shall be
given not less than two (2) days
before such meeting to each
Trustee, by mail, by email, by
contacting such Trustee by
telephone or leaving such
telephonic notice at his or her
place of residence or usual
place of business.  When, if
mailed, such notice shall be
deemed to be given when
deposited in the United States
mail, postage prepaid, directed
to the Trustee at his or her
address as it appears on the
records of the Trust.  Subject to
the provisions of the 1940 Act,
notice or waiver of notice need
not specify the purpose of any
special meeting.

Section 4.3.	Telephone
Meetings.	Subject to the
provisions of the 1940 Act, any
Trustee, or any member or
members of any committee
designated by the Trustees,
may participate in a meeting of
the Trustees, or any such
committee, as the case may be,
by means of a conference
telephone or similar
communications equipment if
all persons participating in the
meeting can hear each other at
the same time.  Participation in
a meeting by these means
constitutes presence in person
at the meeting.

Section 4.4.	Quorum, Voting
and Adjournment of Meetings.
At all meetings of the Trustees,
a majority of the Trustees shall
be requisite to and shall
constitute a quorum for the
transaction of business.  If a
quorum is present, the
affirmative vote of a majority
of the Trustees present shall be
the act of the Trustees, unless
the concurrence of a greater
proportion is expressly required
for such action by law, the
Declaration or these By-Laws.
If at any meeting of the
Trustees there be less than a
quorum present, the Trustees
present thereat may adjourn the
meeting from time to time,
without notice other than
announcement at the meeting,
until a quorum shall have been
obtained.

Section 4.5.	Action by
Trustees Without Meeting.  The
provisions of these By-Laws
covering notices and meetings
to the contrary
notwithstanding, and except as
required by law, any action
required or permitted to be
taken at any meeting of the
Trustees may be taken without
a meeting if a consent in
writing setting forth the action
shall be signed by all of the
Trustees entitled to vote upon
the action and such written
consent is filed with the
minutes of proceedings of the
Trustees.

Section 4.6.	The Chairman.
(a) The Chairman shall be
selected by the Trustees, shall
preside at all meetings of the
Trustees, and shall perform
such other duties as the
Trustees may from time to time
prescribe.

(b)	In the absence
of the Chairman, any
other Trustee, selected
by the Board of
Trustees, shall preside
at meetings of the
Board of Trustees; and
he or she shall perform
such other duties as the
Board of Trustees may
from time to time
prescribe

Section 4.7.	Expenses and
Fees.  Each Trustee may be
allowed expenses, if any, for
attendance at each regular or
special meeting of the Trustees,
and each Trustee who is not an
officer or employee of the
Trust or of its investment
manager or underwriter or of
any corporate affiliate of any of
said persons shall receive for
services rendered as a Trustee
of the Trust such compensation
as may be fixed by the
Trustees.  Nothing herein
contained shall be construed to
preclude any Trustee from
serving the Trust in any other
capacity and receiving
compensation therefor.

Section 4.8.	Execution of
Instruments and Documents
and Signing of Checks and
Other Obligations and
Transfers.   All instruments,
documents and other papers
shall be executed in the name
and on behalf of the Trust and
all checks, notes, drafts and
other obligations for the
payment of money by the Trust
shall be signed, and all transfer
of securities standing in the
name of the Trust shall be
executed, by the Chairman, the
President, any Vice President
or the Treasurer or by any one
or more officers or agents of
the Trust as shall be designated
for that purpose by vote of the
Trustees; notwithstanding the
above, nothing in this Section
4.7 shall be deemed to preclude
the electronic authorization, by
designated persons, of the
Trust's Custodian (as described
herein in Section 9.1) to
transfer assets of the Trust, as
provided for herein in Section
9.1

Section 4.9.	Indemnification
of Trustees, Officers,
Employees and Agents. (a) The
Trust shall indemnify any
person who was or is a party or
is threatened to be made a party
to any threatened, pending or
completed action, suit or
proceeding, whether civil,
criminal, administrative or
investigative (other than an
action by or in the right of the
Trust) by reason of the fact that
he or she is or was a Trustee,
officer, employee, or agent of
the Trust.  The indemnification
shall be against expenses,
including attorneys' fees,
judgments, fines, and amounts
paid in settlement, actually and
reasonably incurred by him in
connection with the action,
suit, or proceeding, if he or she
acted in good faith and in a
manner he or she reasonably
believed to be in or not
opposed to the best interests of
the Trust, and, with respect to
any criminal action or
proceeding, had no reasonable
cause to believe his or her
conduct was unlawful.  The
termination of any action, suit
or proceeding by judgment,
order, settlement, conviction,
or upon a plea of nolo
contendere or its equivalent,
shall not, of itself, create a
presumption that the person did
not act in good faith and in a
manner which he or she
reasonably believed to be in or
not opposed to the best
interests of the Trust, and, with
respect to any criminal action
or proceeding, had reasonable
cause to believe that his or her
conduct was unlawful.

(b)  The Trust shall indemnify
any person who was or is a
party or is threatened to be
made a party to any threatened,
pending or completed action or
suit by or on behalf of the Trust
to obtain a judgment or decree
in its favor by reason of the fact
that he or she is or was a
Trustee, officer, employee, or
agent of the Trust.  The
indemnification shall be against
expenses, including attorneys'
fees actually and reasonably
incurred by him in connection
with the defense or settlement
of the action or suit, if he or she
acted in good faith and in a
manner he or she reasonably
believed to be in or not
opposed to the best interests of
the Trust; except that no
indemnification shall be made
in respect of any claim, issue,
or matter as to which the
person has been adjudged to be
liable for negligence or
misconduct in the performance
of his or her duty to the Trust,
except to the extent that the
court in which the action or suit
was brought, or a court of
equity in the county in which
the Trust has its principal
office, determines upon
application that, despite the
adjudication of liability but in
view of all the circumstances of
the case, the person is fairly
and reasonably entitled to
indemnity for those expenses
which the court shall deem
proper, provided such Trustee,
officer, employee or agent is
not adjudged to be liable by
reason of his or her willful
misfeasance, bad faith, gross
negligence or reckless
disregard of the duties involved
in the conduct of his or her
office.

(c)  To the extent that a
Trustee, officer, employee, or
agent of the Trust has been
successful on the merits or
otherwise in defense of any
action, suit or proceeding
referred to in subsection (a) or
(b) or in defense of any claim,
issue or matter therein, he or
she shall be indemnified
against expenses, including
attorneys' fees, actually and
reasonably incurred by him in
connection therewith.

(d) (1)  Unless a court orders
otherwise, any indemnification
under subsections (a) or (b) of
this section may be made by
the Trust only as authorized in
the specific case after a
determination that
indemnification of the Trustee,
officer, employee, or agent is
proper in the circumstances
because he or she has met the
applicable standard of conduct
set forth in subsections (a) or
(b).

(2)  The determination
shall be made:

(i)   By the
Trustees, by a
majority vote of
a quorum which
consists of
Trustees who
were not parties
to the action,
suit or
proceeding; or

(ii)  If the
required quorum
is not
obtainable, or if
a quorum of
disinterested
Trustees so
directs, by
independent
legal counsel in
a written
opinion; or

(iii) By the
Shareholders.

(3)	Notwithstanding
any provision of this
Section 4.8, no person
shall be entitled to
indemnification for any
liability, whether or not
there is an adjudication
of liability, arising by
reason of willful
misfeasance, bad faith,
gross negligence, or
reckless disregard of
duties as described in
Section 17(h) and (i) of
the 1940 Act
("disabling conduct").
A person shall be
deemed not liable by
reason of disabling
conduct if, either:

(i)   a final
decision on the
merits is made
by a court or
other body
before whom
the proceeding
was brought that
the person to be
indemnified
("indemnitee")
was not liable
by reason of
disabling
conduct; or

(ii)  in the
absence of such
a decision, a
reasonable
determination,
based upon a
review of the
facts, that the
indemnitee was
not liable by
reason of
disabling
conduct, is made
by either --

(A)  a
majority
of a
quorum
of
Trustees
who are
neither
"interest
ed
persons"
of the
Trust, as
defined
in
Section
2(a)(19)
of the
1940
Act, nor
parties to
the
action,
suit or
proceedi
ng, or

(B)  an
independ
ent legal
counsel
in a
written
opinion.

(e)  Expenses, including
attorneys' fees, incurred by a
Trustee, officer, employee or
agent of the Trust in defending
a civil or criminal action, suit
or proceeding may be paid by
the Trust in advance of the
final disposition thereof if:

(1)  authorized in the
specific case by the
Trustees;

(2)  the Trust receives
an undertaking by or on
behalf of the Trustee,
officer, employee or
agent of the Trust to
repay the advance if it
is not ultimately
determined that such
person is entitled to be
indemnified by the
Trust; and

(3)  either,

(i) such person
provides a
security for his
or her
undertaking,

(ii)  the Trust is
insured against
losses by reason
of any lawful
advances, or

(iii) a
determination,
based on a
review of
readily available
facts, that there
is reason to
believe that such
person
ultimately will
be found
entitled to
indemnification,
is made by
either --

(A) a
majority
of a
quorum
of
Trustees
who are
neither
"interest
ed
persons"
of the
Trust, as
defined
in
Section
2(a)(19)
of the
1940
Act, nor
parties to
the
action,
suit or
proceedi
ng, or

(B) an
independ
ent legal
counsel
in a
written
opinion.

(f)  The indemnification
provided by this Section shall
not be deemed exclusive of any
other rights to which a person
may be entitled under any by-
law, agreement, vote of
Shareholders or disinterested
Trustees or otherwise, both as
to action in his official capacity
and as to action in another
capacity while holding the
office, and shall continue as to
a person who has ceased to be a
Trustee, officer, employee, or
agent and inure to the benefit
of the heirs, executors and
administrators of such person;
provided that no person may
satisfy any right of indemnity
or reimbursement granted
herein or to which he or she
may be otherwise entitled
except out of the property of
the Trust, and no Shareholder
shall be personally liable with
respect to any claim for
indemnity or reimbursement or
otherwise.

(g)  The Trust may purchase
and maintain insurance on
behalf of any person who is or
was a Trustee, officer,
employee, or agent of the
Trust, against any liability
asserted against him and
incurred by him in any such
capacity, or arising out of his or
her status as such.  However, in
no event will the Trust
purchase insurance to
indemnify any officer or
Trustee against liability for any
act for which the Trust itself is
not permitted to indemnify
him.

(h)  Nothing contained in this
Section shall be construed to
protect any Trustee or officer
of the Trust against any
liability to the Trust or to its
security holders to which he or
she would otherwise be subject
by reason of willful
misfeasance, bad faith, gross
negligence or reckless
disregard of the duties involved
in the conduct of his or her
office.

ARTICLE V
Committees

Section 5.1.	Executive and
Other Committees.  The
Trustees, by resolution adopted
by a majority of the Trustees,
may designate an Executive
Committee and/or committees,
each committee to consist of
two (2) or more of the Trustees
of the Trust and may delegate
to such committees, in the
intervals between meetings of
the Trustees, any or all of the
powers of the Trustees in the
management of the business
and affairs of the Trust.  In the
absence of any member of any
such committee, the members
thereof present at any meeting,
whether or not they constitute a
quorum, may appoint a Trustee
to act in place of such absent
member.  Each such committee
shall keep a record of its
proceedings.

The Executive Committee and
any other committee shall fix
its own rules or procedures, but
the presence of at least fifty
percent (50%) of the members
of the whole committee shall in
each case be necessary to
constitute a quorum of the
committee and the affirmative
vote of the majority of the
members of the committee
present at the meeting shall be
necessary to take action.

All actions of the Executive
Committee shall be reported to
the Trustees at the meeting
thereof next succeeding to the
taking of such action.

Section 5.2.	Advisory
Committee.  The Trustees may
appoint an advisory committee
which shall be composed of
persons who do not serve the
Trust in any other capacity and
which shall have advisory
functions with respect to the
investments of the Trust but
which shall have no power to
determine that any security or
other investment shall be
purchased, sold or otherwise
disposed of by the Trust.  The
number of persons constituting
any such advisory committee
shall be determined from time
to time by the Trustees.  The
members of any such advisory
committee may receive
compensation for their services
and may be allowed such fees
and expenses for the attendance
at meetings as the Trustees may
from time to time determine to
be appropriate.

Section 5.3.	Committee
Action Without Meeting.  The
provisions of these By-Laws
covering notices and meetings
to the contrary
notwithstanding, and except as
required by law, any action
required or permitted to be
taken at any meeting of any
Committee of the Trustees
appointed pursuant to Section
5.1 of these By-Laws may be
taken without a meeting if a
consent in writing setting forth
the action shall be signed by all
members of the Committee
entitled to vote upon the action
and such written consent is
filed with the records of the
proceedings of the Committee.

ARTICLE VI
Officers

Section 6.1.	Executive
Officers.  The executive
officers of the Trust shall be a
President, one or more Vice
Presidents, a Secretary, a
Treasurer and a Chief
Compliance Officer.  The
executive officers need not be a
Trustee.  Two or more offices,
except those of President and
any Vice President, may be
held by the same person, but no
officer shall execute,
acknowledge or verify any
instrument in more than one
capacity.  The executive
officers of the Trust shall be
elected annually by the
Trustees and each executive
officer so elected shall hold
office until his or her successor
is elected and has qualified.

Section 6.2.	Other Officers
and Agents.  The Trustees may
also elect one or more Assistant
Vice Presidents, Assistant
Secretaries, Assistant
Treasurers and other officers
including, Code of Ethics
Compliance Officer, AML
Compliance Officer, Code of
Conduct Compliance Officer,
and may elect, or may delegate
to the President the power to
appoint, such other officers and
agents as the Trustees shall at
any time or from time to time
deem advisable.

Section 6.3.	Term and
Removal and Vacancies.  Each
officer of the Trust shall hold
office until his or her successor
is elected and has qualified.
Any officer or agent of the
Trust may be removed by the
Trustees whenever, in their
judgment, the best interests of
the Trust will be served
thereby, but such removal shall
be without prejudice to the
contractual rights, if any, of the
person so removed.

Section 6.4.	Compensation
of Officers.  The compensation
of officers and agents of the
Trust shall be fixed by the
Trustees, or by the President to
the extent provided by the
Trustees with respect to
officers appointed by the
President.

Section 6.5.	Power and
Duties.  All officers and agents
of the Trust, as between
themselves and the Trust, shall
have such authority and
perform such duties in the
management of the Trust as
may be provided in or pursuant
to these By-Laws, or to the
extent not so provided, as may
be prescribed by the Trustees;
provided, that no rights of any
third party shall be affected or
impaired by any such By-Law
or resolution of the Trustees
unless he or she has knowledge
thereof.

Section 6.6.	The President.
The President shall be the chief
executive officer of the Trust;
he or she shall have general
and active management of the
business of the Trust, shall see
that all orders and resolutions
of the Board of Trustees are
carried into effect, and, in
connection therewith, shall be
authorized to delegate to one or
more Vice Presidents or other
officers such of his or her
powers and duties at such times
and in such manner as he or she
may deem advisable.  The
President shall preside at all
meetings of the shareholders
and he or she shall perform
such other duties as the Board
of Trustees may from time to
time prescribe.


Section 6.7.	The Vice
Presidents.  The Vice
Presidents shall be of such
number and shall have such
titles as may be determined
from time to time by the
Trustees.  The Vice President,
or, if there be more than one,
the Vice Presidents in the order
of their seniority as may be
determined from time to time
by the Trustees or the
President, shall, in the absence
or disability of the President,
exercise the powers and
perform the duties of the
President, and he or she or they
shall perform such other duties
as the Trustees or the President
may from time to time
prescribe.

Section 6.8.	The Assistant
Vice Presidents.  The Assistant
Vice President, or, if there be
more than one, the Assistant
Vice Presidents, shall perform
such duties and have such
powers as may be assigned
them from time to time by the
Trustees or the President.

Section 6.9.   The Secretary.
The Secretary shall attend all
meetings of the Trustees and all
meetings of the Shareholders
and record all the proceedings
of the meetings of the
Shareholders and of the
Trustees in a book to be kept
for that purpose, and shall
perform like duties for the
standing committees when
required.  He or she shall give,
or cause to be given, notice of
all meetings of the
Shareholders and special
meetings of the Trustees, and
shall perform such other duties
and have such powers as the
Trustees, or the President, may
from time to time prescribe.
He or she shall keep in safe
custody the seal of the Trust
and affix or cause the same to
be affixed to any instrument
requiring it, and, when so
affixed, it shall be attested by
his or her signature or by the
signature of an Assistant
Secretary.

Section 6.10.   The Assistant
Secretaries.  The Assistant
Secretary, or, if there be more
than one, the Assistant
Secretaries in the order
determined by the Trustees or
the President, shall, in the
absence or disability of the
Secretary, perform the duties
and exercise the powers of the
Secretary and shall perform
such duties and have such other
powers as the Trustees or the
President may from time to
time prescribe.

Section 6.11.   The Treasurer.
The Treasurer shall be the chief
financial officer, principal
accounting officer and
principal financial officer of
the Trust.  He or she shall keep
or cause to be kept full and
accurate accounts of receipts
and disbursements in books
belonging to the Trust, and he
or she shall render to the
Trustees and the President,
whenever any of them require
it, an account of his or her
transactions as Treasurer and of
the financial condition of the
Trust; and he or she shall
perform such other duties and
have such other powers as the
Trustees, or the President may
from time to time prescribe.

Section 6.12.   The Deputy
Treasurers.  The Deputy
Treasurer, or, if there shall be
more than one, the Deputy
Treasurers as determined by
the Trustees, President or
Treasurer, shall, in the absence
or disability of the Treasurer or
at the direction of the
Treasurer, perform the duties
and exercise the powers of the
Treasurer and shall perform
such other duties and have such
other powers as the Trustees, or
the President, may from time to
time prescribe.

Section 6.12.1. The Assistant
Treasurers. The Assistant
Treasurer, or if there shall be
more than one, the Assistant
Treasurers shall perform
certain duties of the Treasurer
which the Trustees, President,
Treasurer or Deputy Treasurer,
may from time to time
prescribe, including, but not
limited to, acting as an
authorized signer of the Trust.

Section 6.13   Chief
Compliance Officer.  The Chief
Compliance Officer (?CCO?)
shall perform the functions of
the Trust?s chief compliance
officer as described in Rule
38a-1 under the Investment
Company Act of 1940, as
amended.  The CCO shall have
primary responsibility for
administering the Trust?s
compliance policies and
procedures adopted pursuant to
Rule 38a-1 (the ?Compliance
Program?) and reviewing the
Compliance Program, in the
manner specified in Rule 38a-
1, at least annually, or as may
be required by Rule 38a-1 as
such rule may be amended
from time to time.  The CCO
shall report directly to the
Independent Trustees regarding
the Compliance Program.

Section 6.14  Other Officers.
The Code of Ethics
Compliance Officer, AML
Compliance Officer and Code
of Conduct Compliance Officer
shall each perform such duties
as may be outlined from time
to time in the Trust?s Code of
Ethics, Anti-Money
Laundering Procedures and
Code of Conduct, respectively,
including receiving such
reports as may be required
under such documents and
making such reports to the
Board of Trustees of the Trust
with respect to compliance
under such Code of Ethics,
AML Procedures and Code of
Conduct.

Section 6.15   Delegation of
Duties.  Whenever an officer is
absent or disabled, or whenever
for any reason the Trustees
may deem it desirable, the
Trustees may delegate the
powers and duties of an officer
or officers to any other officer
or officers or to any Trustee or
Trustees.

Section 6.16.	Surety Bond.
The Trustees may require any
officer or agent of the Trust to
execute a bond (including,
without limitation, any bond
required by the 1940 Act and
the rules and regulations of the
Commission) to the Trust in
such sum and with such surety
or sureties as the Trustees may
determine, conditioned upon
the faithful performance of
such officer?s or agent?s duties
to the Trust including
responsibility for negligence
and for the accounting of any
of the Trust?s property, funds
or securities that may come
into such officer?s or agent?s
hands.

ARTICLE VII
Dividends and Distributions

Subject to any applicable
provisions of law and the
Declaration, dividends and
distributions upon the Shares
may be declared at such
intervals as the Trustees may
determine, in cash, in securities
or other property, or in Shares,
from any sources permitted by
law, all as the Trustees shall
from time to time determine.

Inasmuch as the computation
of net income and net profits
from the sales of securities or
other properties for federal
income tax purposes may vary
from the computation thereof
on the records of the Trust, the
Trustees shall have power, in
their discretion, to distribute as
income dividends and as
capital gain distributions,
respectively, amounts sufficient
to enable the Trust to avoid or
reduce liability for federal
income taxes.

ARTICLE VIII
Certificates of Shares

Section 8.1.	Certificates of
Shares.  Certificates for Shares
of each series or class of Shares
shall be in such form and of
such design as the Trustees
shall approve, subject to the
right of the Trustees to change
such form and design at any
time or from time to time, and
shall be entered in the records
of the Trust as they are issued.
Each such certificate shall bear
a distinguishing number; shall
exhibit the holder's name and
certify the number of full
Shares owned by such holder;
shall be signed by or in the
name of the Trust by the
President, or a Vice President,
and countersigned by the
Secretary or an Assistant
Secretary or the Treasurer, a
Deputy Treasurer or an
Assistant Treasurer of the
Trust; shall be sealed with the
seal; and shall contain such
recitals as may be required by
law.  Where any certificate is
signed by a Transfer Agent or
by a Registrar, the signature of
such officers and the seal may
be facsimile, printed or
engraved.  The Trust may, at its
option, determine not to issue a
certificate or certificates to
evidence Shares owned of
record by any Shareholder.

In case any officer or officers
who shall have signed, or
whose facsimile signature or
signatures shall appear on, any
such certificate or certificates
shall cease to be such officer or
officers of the Trust, whether
because of death, resignation or
otherwise, before such
certificate or certificates shall
have been delivered by the
Trust, such certificate or
certificates shall, nevertheless,
be adopted by the Trust and be
issued and delivered as though
the person or persons who
signed such certificate or
certificates or whose facsimile
signature or signatures shall
appear therein had not ceased
to be such officer or officers of
the Trust.

No certificate shall be issued
for any share until such share is
fully paid.

Section 8.2.	Lost, Stolen,
Destroyed and Mutilated
Certificates.  The Trustees may
direct a new certificate or
certificates to be issued in place
of any certificate or certificates
theretofore issued by the Trust
alleged to have been lost,
stolen or destroyed, upon
satisfactory proof of such loss,
theft, or destruction; and the
Trustees may, in their
discretion, require the owner of
the lost, stolen or destroyed
certificate, or his or her legal
representative, to give to the
Trust and to such Registrar,
Transfer Agent and/or Transfer
Clerk as may be authorized or
required to countersign such
new certificate or certificates, a
bond in such sum and of such
type as they may direct, and
with such surety or sureties, as
they may direct, as indemnity
against any claim that may be
against them or any of them on
account of or in connection
with the alleged loss, theft or
destruction of any such
certificate.

ARTICLE IX
Custodian

Section 9.1.	Appointment
and Duties.  The Trust shall at
times employ a bank or trust
company having capital,
surplus and undivided profits
of at least five million dollars
($5,000,000) as custodian with
authority as its agent, but
subject to such restrictions,
limitations and other
requirements, if any, as may be
contained in these By-Laws
and the 1940 Act:

(1)  to receive and hold
the securities owned by
the Trust and deliver
the same upon written
or electronically
transmitted order;

(2)  to receive and hold
any monies due to the
Trust and deposit the
same in its own banking
department or
elsewhere as the
Trustees may direct;

(3)  to disburse such
funds upon orders or
vouchers;

all upon such basis of
compensation as may be agreed
upon between the Trustees and
the custodian. If so directed by
a Majority Shareholder Vote,
the custodian shall deliver and
pay over all property of the
Trust held by it as specified in
such vote.

The Trustees may also
authorize the custodian to
employ one or more sub-
custodians from time to time to
perform such of the acts and
services of the custodian and
upon such terms and conditions
as may be agreed upon between
the custodian and such sub-
custodian and approved by the
Trustees.

Section 9.2.	Central
Certificate System.	Subject
to such rules, regulations and
orders as the Commission may
adopt, the Trustees may direct
the custodian to deposit all or
any part of the securities owned
by the Trust in a system for the
central handling of securities
established by a national
securities exchange or a
national securities association
registered with the Commission
under the Securities Exchange
Act of 1934, or such other
person as may be permitted by
the Commission, or otherwise
in accordance with the 1940
Act, pursuant to which system
all securities of any particular
class or series of any issuer
deposited within the system are
treated as fungible and may be
transferred or pledged by
bookkeeping entry without
physical delivery of such
securities, provided that all
such deposits shall be subject
to withdrawal only upon the
order of the Trust.

ARTICLE X
Waiver of Notice

Whenever any notice of the
time, place or purpose of any
meeting of Shareholders,
Trustees, or of any committee
is required to be given in
accordance with law or under
the provisions of the
Declaration or these By-Laws,
a waiver thereof in writing,
signed by the person or persons
entitled to such notice and filed
with the records of the meeting,
whether before or after the
holding thereof, or actual
attendance at the meeting of
Shareholders, Trustees or
committee, as the case may be,
in person, shall be deemed
equivalent to the giving of such
notice to such person.

ARTICLE XI
Miscellaneous

Section 11.1.   Location of
Books and Records.  The books
and records of the Trust may be
kept outside the
Commonwealth of
Massachusetts at such place or
places as the Trustees may
from time to time determine,
except as otherwise required by
law.

Section 11.2.   Record Date.
The Trustees may fix in
advance a date as the record
date for the purpose of
determining the Shareholders
entitled to (i) receive notice of,
or to vote at, any meeting of
Shareholders, or (ii) receive
payment of any dividend or the
allotment of any rights, or in
order to make a determination
of Shareholders for any other
proper purpose.  The record
date, in any case, shall not be
more than one hundred eighty
(180) days, and in the case of a
meeting of Shareholders not
less than ten (10) days, prior to
the date on which such meeting
is to be held or the date on
which such other particular
action requiring determination
of Shareholders is to be taken,
as the case may be. In the case
of a meeting of Shareholders,
the meeting date set forth in the
notice to Shareholders
accompanying the proxy
statement shall be the date used
for purposes of calculating the
180 day or 10 day period, and
any adjourned meeting may be
reconvened without a change in
record date. In lieu of fixing a
record date, the Trustees may
provide that the transfer books
shall be closed for a stated
period but not to exceed, in any
case, twenty (20) days. If the
transfer books are closed for
the purpose of determining
Shareholders entitled to notice
of a vote at a meeting of
Shareholders, such books shall
be closed for at least ten (10)
days immediately preceding the
meeting.

Section 11.3.   Seal.  The
Trustees shall adopt a seal,
which shall be in such form
and shall have such inscription
thereon as the Trustees may
from time to time provide.  The
seal of the Trust may be affixed
to any document, and the seal
and its attestation may be
lithographed, engraved or
otherwise printed on any
document with the same force
and effect as if it had been
imprinted and attested
manually in the same manner
and with the same effect as if
done by a Massachusetts
business corporation under
Massachusetts law.

Section 11.4.  Fiscal Year.  The
fiscal year of the Trust shall
end on such date as the
Trustees may by resolution
specify, and the Trustees may
by resolution change such date
for future fiscal years at any
time and from time to time.

Section 11.5.  Orders for
Payment of Money.  All orders
or instructions for the payment
of money of the Trust, and all
notes or other evidences of
indebtedness issued in the
name of the Trust, shall be
signed by such officer or
officers or such other person or
persons as the Trustees may
from time to time designate, or
as may be specified in or
pursuant to the agreement
between the Trust and the bank
or trust company appointed as
Custodian of the securities and
funds of the Trust.

Section 11.6	Reports.  The
Trustees at least semiannually
shall submit to the
Shareholders a written financial
report of the Trust including
financial statements which
shall be certified at least
annually by independent public
accountants.

ARTICLE XII
Compliance with Federal
Regulations

The Trustees are hereby
empowered to take such action
as they may deem to be
necessary, desirable or
appropriate so that the Trust is
or shall be in compliance with
any federal or state statute, rule
or regulation with which
compliance by the Trust is
required.

ARTICLE XIII
Amendments

These By-Laws may be
amended, altered, or repealed,
or new By-Laws may be
adopted, (a) by a Majority
Shareholder Vote, or (b) by the
Trustees; provided, however,
that no By-Law may be
amended, adopted or repealed
by the Trustees if such
amendment, adoption or repeal
requires, pursuant to law, the
Declaration, or these By-Laws,
a vote of the Shareholders.  The
Trustees shall in no event adopt
By-Laws which are in conflict
with the Declaration, and any
apparent inconsistency shall be
construed in favor of the
related provisions in the
Declaration.

ARTICLE XIV
Declaration of Trust

The Declaration of Trust
establishing the SPDR? Index
Shares Funds f/k/a
streetTRACKS?  Index Shares
Funds, dated February 13,
2002, as amended on July 1,
2004, copies of which, together
with all amendments thereto, is
on file in the office of the
Secretary of the
Commonwealth of
Massachusetts, provides that
the name SPDR? Index Shares
Funds refers to the Trustees
under the Declaration
collectively as Trustees, but not
as individuals or personally;
and no Trustee, Shareholder,
officer, employee or agent of
SPDR?  Index Shares Funds
shall be held to any personal
liability, nor shall resort be had
to their private property for the
satisfaction of any obligation or
claim or otherwise, in
connection with the affairs of
said SPDR? Index Shares
Funds, but the Trust Estate
only shall be liable.



ARTICLE XV
Headings

Headings are placed in these
By-Laws for convenience of
reference only and, in case of
any conflict, the text of these
By-Laws rather than the
headings shall control.




Adopted:
	August 19, 2002
Amended and Restated:
	November 15, 2004
Updated:
	August 1, 2007
Amended and Restated:
	August 26, 2015





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